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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   May 21, 1996
                                                --------------------------------

                        SECURITY CAPITAL PACIFIC TRUST
- --------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


              1-10272                                  74-6056896
- ----------------------------------      ----------------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)



 7777 Market Center Avenue, El Paso, Texas                           79912
- --------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                          (Zip Code)


                                (915) 877-3900
- --------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                                                                                             SEQUENTIAL
         EXHIBIT NO.  DOCUMENT DESCRIPTION                                                    PAGE NO.
         -----------  --------------------                                                   ----------
         10.1          Amended and Restated Promissory Note by PTR Homestead Village
                       Incorporated in favor of Security Capital Pacific Trust
                       (Incorporated by reference to Exhibit 4.3 to the Registration
                       Statement on Form S-4 of Homestead Village Incorporated
                       (File No. 333-4455))

         10.2          Amended and Restated Promissory Note by PTR Homestead Village
                       Limited Partnership in favor of Security Capital Pacific Trust
                       (Incorporated by reference to Exhibit 4.4 to the Registration
                       Statement on Form S-4 of Homestead Village Incorporated
                       (File No. 333-4455))

         10.3          Form of Protection of Business Agreement by and among Security
                       Capital Atlantic Incorporated, Security Capital Pacific Trust,
                       Security Capital Group Incorporated and Homestead Village
                       Incorporated (Incorporated by reference to Exhibit 10.1 to the
                       Registration Statement on Form S-4 of Homestead Village
                       Incorporated (File No. 333-4455))


         10.4          Form of Funding Commitment Agreement between Homestead Village
                       Incorporated and Security Capital Pacific Trust (Incorporated by
                       reference to Exhibit 10.3 to the Registration Statement on Form
                       S-4 of Homestead Village Incorporated (File No. 333-4455))

         10.5          Form of Guaranty of Completion and Payment from Homestead
                       Village Incorporated to Security Capital Pacific Trust
                       (Incorporated by reference to Exhibit 10.5 to the Registration
                       Statement on Form S-4 of Homestead Village Incorporated
                       (File No. 333-4455))

         10.6          Form of Investor and Registration Rights Agreement between
                       Homestead Village Incorporated and Security Capital Pacific Trust
                       (Incorporated by reference to Exhibit 10.8 to the Registration
                       Statement on Form S-4 of Homestead Village Incorporated
                       (File No. 333-4455))

         10.7          Fifth Amended and Restated REIT Management Agreement..............

         99.1          Press Release dated July 23, 1996.................................

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL PACIFIC TRUST



Dated:  August 5, 1996                By: /s/ James W. Kluber
                                          -------------------------------
                                          James W. Kluber
                                          Vice President and Controller